Fees Summary	Aug. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 299,034,000.00
Previously Paid Amount	0.00
Total Fee Amount	45,782.11
Total Offset Amount	0.00
Net Fee	$ 45,782.11
Final Prospectus	false